POWER OF ATTORNEY
	I, Victor Hoogstraal, Managing Director of Inter-Him

N.V. (the "Company"), hereby authorize and designate each of Robert J.
Pile
and Geoffrey W. Edwards, acting alone or together, as the
Company’s
agent and attorney in fact, with full power of
substitution to:
	(1)	take
all actions necessary to obtain a Form ID
for the Company on the Securities
and Exchange Commission’s EDGAR
system, and any other required codes
or authorizations, including
completing on behalf of the Company all
necessary documentation (whether
online or in hardcopy), and all actions
related thereto, so as to enable
the Company to submit filings on the EDGAR
system;
 	(2)	prepare and
sign on the Company’s behalf any Form 3, Form 4 or Form 5 under
Section l6 of the Securities Exchange Act of 1934, as amended, with respect to securities of Harold’s Stores, Inc. (the
"Issuer") and
file the same with the Securities and Exchange Commission and each stock exchange on which the Issuer’s stock is listed;

	(3)	prepare and
sign on the Company’s behalf any Form 144 Notice
under the
Securities Act of 1933, as amended, related to the Issuer, and file the
same with the Securities and Exchange Commission; and
	(4)	take
any
other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.
	The
undersigned
hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. Each such attorney-in-fact shall be, and hereby is, appointed as a corporate secretary of the Company to the extent deemed necessary by such attorney-in-fact for the limited purpose of carrying out the intents and purposes of this power of attorney, and may execute documents in such capacity on the Company’s behalf. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with Section 16 of the

Securities Exchange Act of 1934, as amended, or Section 5 of the Securities
Act of 1933, as amended, or Rule 144 promulgated under such Act.
	This
Power of Attorney shall remain in effect until the undersigned is no longer required to file Forms 3, 4, 5 and 144 with respect to the undersigned’s holdings of and transactions in securities issued by the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

DATED: December 23,
2005			INTER-HIM N.V.


						By:	/s/Victor Hoogstraal
							Victor
Hoogstraal

							Managing Director


POWER OF ATTORNEY
	I,
Ronald de
Waal, hereby authorize and designate each of Robert J. Pile and
Geoffrey
W. Edwards, acting alone or together, as my agent and attorney in fact,
with full power of substitution to:
	(1)	take all actions necessary
to
obtain a Form ID for me on the Securities and Exchange
Commission’s
EDGAR system, and any other required codes or authorizations, including completing on my behalf all necessary documentation (whether online or in hardcopy), and all actions related thereto, so as to enable me to submit filings on the EDGAR system with respect to securities of Harold’s
Stores, Inc. (the "Issuer");

	(2)	prepare and sign on my behalf any
Form 3, Form 4 or Form 5 under
Section l6 of the Securities Exchange Act
of 1934, as amended, with respect
to securities of the Issuer, and file
the same with the Securities and
Exchange Commission and each stock
exchange on which the Issuer’s
stock is listed:
	(3)	prepare and
sign on my behalf any Form 144 Notice
under the Securities Act of 1933,
as amended, related to the Issuer, and
file the same with the Securities
and Exchange Commission; and
	(4)	take
any other action of any type
whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.
	The undersigned
hereby
grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended, or Section 5 of the Securities Act of 1933, as amended, or Rule 144 promulgated under such Act.
	This Power of Attorney
shall remain in effect until the
undersigned is no longer required to file
Forms 3, 4, 5 and 144 with
respect to the undersigned’s holdings of and transactions in securities issued by the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

DATED: December 23, 2005				   /s/Ronald de
Waal

							Ronald de Waal